UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: March 13, 2009
(Date of earliest event reported)
ArcSight, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33923	52-2241535
(Commission File Number)	(IRS Employer Identification No.)

5 Results Way
Cupertino, California	95014
(Address of Principal Executive Offices)	(Zip Code)
(408) 864-2600
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 13, 2009, Robert Shaw, the Chairman of the Board of Directors (the “Board”) of ArcSight, Inc. (“ArcSight”), informed ArcSight that he was resigning as Chairman and as a member of the Board effective March 16, 2009 due to a serious health condition.
On March 14, 2009, in connection with the resignation of Mr. Shaw, the Compensation Committee of the Board confirmed that the cash bonus that Mr. Shaw was eligible to receive in respect of his service as ArcSight’s Chief Executive Officer (pro-rated for the portion of fiscal 2009 that Mr. Shaw actually served in such capacity), that had been payable in the event that Mr. Shaw continuously served as Chairman of the Board until the date that the executive officers of ArcSight are paid cash bonuses pursuant to the applicable ArcSight bonus and profit sharing plan for fiscal 2009, will still be paid to Mr. Shaw at that date (to the extent otherwise payable in accordance with such plan), irrespective of his resignation, as a disability caused the termination of Mr. Shaw’s service. Such prorated bonus had originally be approved by the Compensation Committee in connection with Mr. Shaw’s retirement as Chief Executive Officer in September 2008.
On March 15, 2009, in connection with Mr. Shaw’s resignation, the Nominating and Corporate Governance Committee of the Board has recommended that the number of directors on the Board be reduced from nine to eight, while it evaluates ArcSight’s governance structure in light of Mr. Shaw’s departure.
The information in Exhibit 99.01 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by ArcSight with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference to this Item and Exhibit 99.01 in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Description

99.01	Press Released dated March 16, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ArcSight, Inc.
By:	/s/ Stewart Grierson
Stewart Grierson
Chief Financial Officer

Date: March 16, 2009

EXHIBIT INDEX

Number	Description

99.01	Press Release dated March 16, 2009.